THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE PRINCIPAL AMOUNT REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(A)(5) HEREOF. A PROSPECTIVE ACQUIROR HEREOF IS ADVISED TO CONTACT THE ISSUER HEREOF AS TO THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT HEREOF.
THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF AUGUST 14, 2002, AMONG GENUS, INC., THE SUBORDINATED CREDITORS NAMED THEREIN AND SILICON VALLEY BANK, TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                                   GENUS, INC.

                    7% CONVERTIBLE SUBORDINATED NOTE DUE 2005

No.                                                              U.S.$
    --                                                                ---------

SECURITIES.
This Security is one of a duly authorized series of 7% Convertible Subordinated Notes due 2005 of Genus, Inc., a California corporation (including any successor corporation, the "Company"). Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in Section 9 hereof.

PRINCIPAL AND INTEREST.

The Company for value received, hereby promises to pay to        , or its
                                                          -------
registered assigns, the principal sum of U.S $        on August 15, 2005 (the
                                              -------
"Final Maturity Date") and to pay interest thereon at the rate equal to 7% per annum (the "Interest Rate") from August 14, 2002 (the "Issuance Date"), until repayment in full at the Final Maturity Date, conversion or repurchase. Interest is payable in cash or, at the election of the Company, in Common Stock in accordance with Section 2(b) hereof.

Interest on this Security shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable semi-annually in arrears on February 15 and August 15 of each year (each an "Interest Payment Date"), commencing February 15, 2003, with interest payable in U.S. dollars to the Holder in whose name this Security (or one or more predecessor Securities) was registered at the close of business on the Business Day immediately preceding such Interest Payment Date (each a "Regular Record Date"). The Company may elect to pay interest by delivery of shares of Common Stock (the "Interest Shares") pursuant to this Section 2(b) if, and only if, the following conditions have been satisfied:
The Company delivers written notice of such election (an "Interest Election Notice") to each holder of the Securities then outstanding at least 10 Trading Days prior to the Interest Payment Date (an "Interest Election Date");
The Shelf Registration Statement (as defined in the Registration Rights Agreement) covering the Interest Shares is effective and available for the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) relating to this Security on each day during the period beginning on and including the Interest Election Date and ending on and including the Interest Payment Date, and such Shelf Registration Statement is expected to remain effective for the 30 days following the Interest Payment Date;
The Common Stock (A) is, or shall have been, approved for quotation on the Nasdaq Stock Market or listing on the New York Stock Exchange, in either case, prior to the Interest Payment Date and (B) is not suspended from trading on any Trading Day during the period beginning on and including the applicable Interest Election Date and ending on and including the applicable Interest Payment Date, unless consented to in writing by the Holder;
All shares of Common Stock that may be issued with respect to the payment of interest on this Security will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights; and Neither any event constituting an Event of Default nor an event that with the passage of time and assuming it were not cured would constitute an Event of Default has occurred and is continuing on any day during the period beginning on and including the applicable Interest Election Date and ending on and including the Interest Payment Date, unless consented to in writing by the Holder.
If all of the preceding conditions set forth in this Section 2(b) are not satisfied in accordance with the terms thereof, the interest required to be paid or duly provided for by the Company pursuant to this Section shall be paid by the Company only in cash. Interest to be paid on an Interest Payment Date in Interest Shares shall be paid in a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (a) the amount of interest payable on such Interest Payment Date and (b) the Interest Conversion Price in effect on such Interest Payment Date.
If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificate for the Interest Shares to be issued is not required to bear a legend and the Holder is not then required to return such certificate for the placement of a legend thereon and the Holder has provided the Company with the information required by DTC relating to the DTC account of the Holder or such Holder's nominee, the Company shall cause its transfer agent to electronically transmit the Interest Shares to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent

Commission system (such transfer, a "DTC Transfer"). If the aforementioned conditions for a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Interest Shares. Further, even if the aforementioned conditions to a DTC Transfer are satisfied, the Holder may instruct the Company in writing to deliver to the Holder physical certificates representing the Interest Shares in lieu of delivering such shares by way of DTC Transfer.
The Company will not issue fractional shares of Common Stock in connection with the payment of interest. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Common Stock on the Trading Day immediately prior to the interest payment date by such fractional share and rounding the product to the nearest whole cent.

Interest shall be due and payable on this Security as follows:
The Holder of this Security as of the close of business on a Regular Record Date shall be entitled (except as otherwise indicated in this Section 2) to receive and shall receive, as the registered Holder as of such Regular Record Date, interest on this Security on the corresponding Interest Payment Date.
In the event that this Security is converted pursuant to Section 3 and the Conversion Date occurs after a Regular Record Date and prior to the corresponding Interest Payment Date, the Holder submitting this Security for conversion (rather than the Holder as of such Regular Record Date) shall be entitled to receive and shall receive the accrued and unpaid interest on this Security from the preceding Interest Payment Date (or such earlier date on which interest was last paid) to, but not including, the Conversion Date, and in such circumstance, no interest shall be paid to the Holder of this Security as of the close of business on the Regular Record Date; provided that in the event that
                                              --------
the Conversion Date is the Interest Payment Date, the Holder of this Security as of the close of business on a Regular Record Date shall be entitled to receive such interest in accordance with Section 2(c)(1) hereof and not the Person submitting this Security for conversion on such Conversion Date.
In the event that this Security becomes subject to repurchase pursuant to
Section 4 and the Change of Control Repurchase Date occurs after a Regular Record Date and prior to the corresponding Interest Payment Date, the Holder submitting this Security for repurchase (rather than the Holder as of such Regular Record Date) shall be entitled to receive and shall receive the accrued and unpaid interest on this Security from the preceding Interest Payment Date (or such earlier date on which interest was last paid) to, but not including, the Change of Control Repurchase Date, and in such circumstance, no interest shall be paid to the Holder of this Security as of the close of business on the Regular Record Date; provided that in the event that the Change of Control
                     --------
Repurchase Date is the Interest Payment Date, the Holder of this Security as of the close of business on a Regular Record Date shall be entitled to receive such interest in accordance with Section 2(c)(1) hereof and not the Person submitting this Security for purchase on such Change of Control Repurchase Date.

In addition to the amounts set forth in Section 2(c), the Holder shall be entitled, pursuant and subject to the Registration Rights Agreement, to receive Liquidated Damages, if any, in addition to receipt or payment of any interest on this Security. Pursuant to the Registration Rights Agreement, any Liquidated Damages shall be received or paid on dates corresponding to the Interest Payment Dates.

Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at the office designated by the Company for delivery of notices pursuant to Section 10(a) hereof (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment of principal (and premium, if any), interest and all other amounts payable with respect to the Securities shall be made by wire transfer of immediately available funds to the Holder entitled thereto in accordance with the wire transfer instructions provided by the Holder to the Company at least three Business Days prior to the Interest Payment Date or, if no such instructions have been so provided, by U.S. dollar check mailed to the address of the Holder entitled thereto as such address shall appear in the Note Register.

CONVERSION.
This Note shall be convertible into shares of the Common Stock on the terms and conditions set forth in this Section 3.

(7) Subject to the provisions of Sections 3(a)(8) and 3(a)(9), the Holder of this Security may convert the principal amount of this Security (or any portion hereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Stock at any time after the Issuance Date, but prior to the close of business on the Final Maturity Date, at the Conversion Price then in effect; provided, however, that, if this Security is submitted for repurchase and such
-------- --------
repurchase request is not withdrawn pursuant to Section 4, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Change of Control Repurchase Date, provided that, if the Change of
                                                 -------- ----
Control Repurchase Price is not paid when due, such conversion right shall be reinstated until such payment is made. In the case of a Change of Control for which the Holder has delivered a Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase this Security or a portion hereof, such Holder must first withdraw the Change of Control Purchase Notice in accordance with Section 4(c) and such conversion right in respect of this Security or portion hereof shall expire at the close of business on the Business Day immediately preceding the Change of Control Purchase Date. Upon conversion of this Security, the Holder of this Security shall also be entitled, on the Share Delivery Date (as defined below), to receive with respect to this Security (or such portion hereof so converted) accrued and unpaid interest and Liquidated Damages, if any, to, but excluding the Conversion Date; provided,
                                                                   --------
however, that if the Conversion Date is an Interest Payment Date, installments
-------
of interest and Liquidated Damages, if any, on this Security shall be payable to the Holder of this Security, or one or more predecessor Securities, registered as such on the relevant Regular Record Date according to the terms and provisions of Section 2; provided, further, that the Company may elect to pay
                         --------  -------
interest by delivery of shares of Common Stock pursuant to Section 2(b).
The number of shares of Common Stock issuable upon conversion of this Security shall be determined by dividing the principal amount of this Security or portion hereof surrendered for conversion by the Conversion Price in effect on the
Conversion Date.  The initial conversion price is $     per share and is subject
                                                   ----
to adjustment as provided in this Section 3 (as such price may be adjusted, the "Conversion Price"). To convert this Security on any date (a "Conversion Date"), the Holder hereof shall: (x) send by facsimile (or otherwise deliver) prior to 5:00 p.m., San Francisco time, on such date a copy of the fully executed conversion notice in the form attached as Exhibit A hereto (the
                                                   ---------
"Conversion Notice") to the Company, (y) if required by Section 3(a)(5), surrender this Security to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Security in the case of its loss, theft or destruction) and (z) pay any transfer taxes or other applicable taxes or duties, if any, required in connection with the issuance of shares of Common Stock in the name of someone other than the Holder. Upon receipt by the Company of a facsimile copy of a Conversion Notice from the Holder, the Company shall as soon as practicable, but in any event on or before the second Business Day following the date of receipt of the Conversion Notice, send, via facsimile, a confirmation to the Holder and the transfer agent for the Common Stock stating that the Conversion Notice has been received, the date upon which the Company expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Company regarding the conversion. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless the Holder complies with the foregoing requirements set forth in this paragraph.
On or prior to the third Business Day after any Conversion Date (the "Share Delivery Date"), the Company shall issue and deliver to the Holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of the portion of this Security being converted, as well as any shares of Common Stock, if any, that the Company elects to issue in accordance with Section 2(b) in satisfaction of any accrued and unpaid interest on such converted portion of this Security, (y) if required pursuant to Section 3(a)(5), a new Security in the form hereof representing the balance of the principal amount hereof not being converted, if any, and (z) if applicable, cash in lieu of any fractional shares pursuant to Section 3(a)(6). If the Company's transfer agent is participating in DTC's Fast Automated Securities Transfer program, and so long as the certificate for the Common Stock to be issued upon conversion of this Security is not required to bear a legend and the Holder is not then required to return such certificate for the placement of a legend thereon and the Holder has provided the Company with the information required by DTC relating to the DTC account of the Holder or such Holder's nominee, the Company shall cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system. If the aforementioned conditions for a DTC Transfer are not satisfied, the Company shall deliver to the Holder physical certificates representing the Common Stock issuable upon conversion. Further, even if the aforementioned conditions to a DTC Transfer are satisfied, the Holder may instruct the Company in writing to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.
               (2) The Holder, as such, is not entitled to any rights of a holder of Common Stock until the Holder has converted this Security into Common Stock, and only to the extent this Security is deemed to have been converted into Common Stock pursuant to this Section 3.
This Security shall be deemed to have been converted immediately prior to the close of business on the Conversion Date, and at such time the rights of the Holder of this Security as the Holder hereof shall cease with respect to the portion of this Security converted on such Conversion Date, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be deemed to be a stockholder of record on the Conversion Date; provided,
                                                                      --------
however, that no surrender of this Security on any date that is not a Business
-------
Day shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the opening of business on the next succeeding Business Day.
If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities and interest converted.
Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Security in accordance with the terms hereof, the Holder shall not be required to physically surrender this Security to the Company unless (A) the entire outstanding principal amount of this Security is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting physical surrender and reissue of this Security. The Company shall maintain records showing the principal and interest converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder, so as not to require physical surrender of this Security upon conversion. If this Security is physically surrendered for conversion as required by this Section 3(a)(5) and the outstanding principal amount of this Security is greater than the principal amount of the portion of this Security being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Security and at its own expense, issue and deliver to the Holder a new Security (in accordance with Section 10(a)) representing the outstanding principal amount not converted.
The Company will not issue fractional shares of Common Stock upon conversion of this Security. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Common Stock on the Trading Day immediately prior to the Conversion Date by such fractional share and rounding the product to the nearest whole cent.
The Company shall, if the Holder so elects, deliver the Common Stock issuable upon conversion of this Security to any third party designated by the Holder, subject to compliance with Sections 3(e) and 10(b) hereof.
The Company shall not effect any conversion of this Security, and the Holder of this Security shall not have the right to convert any portion of this Security pursuant to Section 3(a), to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Security with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (A) conversion of the remaining, nonconverted portion of this Security beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Securities or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(a)(8), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(a)(8), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recently filed Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within three Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Security, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was last publicly reported. For purposes of determining the maximum number of shares of Common Stock that the Company may issue to the Holder pursuant to this Section 3(a)(8) upon conversion of this Security on a particular Conversion Date, the Company shall be entitled to rely on a written statement by the Holder that, upon the issuance of the shares of Common Stock to be issued on such Conversion Date, the Holder and its affiliates' aggregate beneficial ownership of shares of Common Stock on such Conversion Date as determined in accordance with this Section 3(a)(8) shall not exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, which statement shall be delivered by the Holder to the Company on the date on which the Holder delivers the corresponding Conversion Notice.

The Conversion Price will be subject to adjustments from time to time as follows:
In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect on the day following the Record Date shall be reduced by multiplying such Conversion Price by a fraction: the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for the determination of the holders entitled to such dividend or distribution; and the denominator of which shall be the sum of such number of shares referred to in (A) above and the total number of shares constituting such dividend or other distribution.
Such reduction in the Conversion Price shall become effective immediately after the opening of business on the day following the Record Date.

In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.
If at any time on or after the Closing Date, the Company issues or sells, or in accordance with this Section 3(b)(3) is deemed to have issued or sold, any Additional Shares for a consideration per share less than a price (the "Applicable Price") equal to the Conversion Price in effect immediately prior to such time (each such sale or issuance, a "Dilutive Issuance"), then concurrent with such Dilutive Issuance, the Conversion Price then in effect shall be reduced to a price (rounded to the nearest cent) equal to the product of (a) the Conversion Price in effect immediately prior to such Dilutive Issuance multiplied by (b) the quotient determined by dividing (1) the sum of (i) number of shares of Fully Diluted Common Stock outstanding immediately prior to such Dilutive Issue plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares so issued would purchase at such Conversion Price in effect immediately prior to such Dilutive Issuance, by (2) the sum of the number of shares of Fully Diluted Common Stock outstanding immediately prior to such Dilutive Issue plus the number of such Additional Shares so issued; provided,
                                                                    --------
however, in no event shall the Conversion Price be adjusted, as a result of one
-------
or more Dilutive Issuances, pursuant to this Section 3(b)(3) to a price that is less than $_____ (subject to adjustment for stock splits, stock dividends, stock combinations and other similar transactions after the Issuance Date). Subject to the exceptions described below, the Company agrees that, so long as any Securities or Warrants are outstanding, neither the Company nor its subsidiaries will, without the prior written consent of the holders of Securities representing a majority of the aggregate principal amount of Securities then outstanding, issue or sell any Additional Shares at a price less than the Closing Price (as adjusted to reflect any stock split, stock dividend, recapitalization or otherwise) for a period of 180 days from and including the Issuance Date. Subject to the exceptions described below, the Company agrees that, so long as any Securities or Warrants are outstanding, the Company shall not in any manner issue or sell convertible securities or options (other than convertible securities or options having conversion price or exercise price adjustments that are the same or similar to those contained in this Security or the Warrants) that are convertible into or exercisable for Common Stock at a price which varies with the market price of the Common Stock, including by way of one or more adjustments or resets to a fixed price or the issuance of additional securities without the payment of any additional consideration (the formulation for such variable price being herein referred to as, the "Variable Price"). In the event the Company desires to issue or sell securities containing a Variable Price, the Company shall provide written notice thereof via facsimile and overnight courier to each holder of Securities. The holders of the Securities representing at least a majority of the aggregate principal amount of Securities then outstanding may provide written notice via facsimile and overnight courier to the Company that such holders consent to the issuance or sale of such Variable Price securities.
For purposes of determining the adjusted Conversion Price under this Section 3(b)(3), the following shall be applicable:
               (A) For the purpose of determining the number of Additional Shares included in a Dilutive Issuance, if the Company in any manner grants or sells any Options and the lowest price per share for which a share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then all such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(3)(A), the "lowest price per share for which a share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any share of Common Stock upon the granting or sale of the Option and upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.
               (B) For the purpose of determining the number of Additional Shares included in a Dilutive Issuance, if the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which a share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then all such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(b)(3)(B), the "lowest price per share for which a share of Common Stock is issuable upon such conversion, exchange or exercise" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or is to be made pursuant to other provisions of this Section 3(b)(3), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.
               (C) If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(3), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of the Securities are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.
               (D) In case any Common Stock, Option or Convertible Security is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction the aggregate consideration receivable by the Company upon the issuance or sale of such Common Stock, Option or Convertible Security and such other security shall be allocated between the components of such transaction based upon their relative fair market values (except that in the event that any Option is issued in such an integrated transaction, the value of the consideration receivable by the Company upon the granting or sale of such Option shall be deemed to be $0.01 for purposes of
Section 3(b)(3)(A)) and the provisions of this Section 3(b) shall be applied separately to each security that is a component of such transaction. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the arithmetic average of the Closing Price of such securities during the ten (10) consecutive Trading Days ending on the date of receipt of such securities. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Securities representing a majority of the aggregate principal amount of the Securities then outstanding, provided that any dispute
                                                     --------
as to such fair value shall be determined by the Company and the holders in accordance with Section 10(d).
               (E) If the Company takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, as the case may be.
The Company may make such reductions in the Conversion Price, in addition to those required by Sections 3(b)(1), (2) or (3) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.
To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holder, which determination shall be conclusive and set forth in a Board Resolution. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Holder of this Security, at the Holder's address as it appears in the Note Register, a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect. In the event that the Company elects to temporarily reduce the Conversion Price pursuant to this Section 3(b)(5), the Conversion Price shall be adjusted upon the expiration of such temporary reduction to the Conversion Price that otherwise would then be in effect if such temporary reduction had not occurred, and the Conversion Price shall at no time be greater than the Conversion Price that otherwise would be in effect if such temporary reduction had not occurred.
No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided,
                                                                    --------
however, that any adjustments which by reason of this Section 3(b)(6) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.
Whenever the Conversion Price is adjusted as provided in Section 3(b), the Company shall compute the adjusted Conversion Price in accordance with Section 3(b) and shall prepare a certificate signed by an executive officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and shall mail such certificate to the Holder of this Security at his last address in the Note Register within 5 Business Days of the effective date of such adjustment. Neither the failure to deliver such notice nor the existence of any defect therein shall affect the legality or validity of any such adjustment.
For purposes of this Section 3(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.
For purposes hereof, "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

In case at any time after the date hereof:

the Company shall declare a dividend (or any other distribution) on its Common Stock that would result in an adjustment to the Conversion Price pursuant to this Section 3; the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights; there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be provided to the Holder of this Security in accordance with Section 10(a), at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a written notice (which notice shall not include any material non-public information) stating: the date on which a record is to be taken for the purpose of such dividend, distribution, grant of rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 3(c).

The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of this Security, the full number of shares of Common Stock then issuable upon the conversion of this Security. The Company covenants that all shares of Common Stock that may be issued upon conversion of this Security will upon issue be validly issued, fully paid and nonassessable.

Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of Common Stock upon conversion of this Security. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the reasonable satisfaction of the Company that such tax or duty has been paid.

If any of following events occur:
any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;
any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or
any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing entity, as applicable, shall execute with the Holder of this Security a supplemental agreement providing that this Security shall be convertible into the kind and amount of shares of capital stock and other securities or property or assets (including cash) that such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had this Security been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming the Holder, as a holder of Common Stock, did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other
            --------
property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance is not the same for each of the shares of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 3(f) the kind and amount of securities, cash or other property receivable upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a person other than the successor, purchasing or transferee entity, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental agreement shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

The above provisions of this Section 3(f) shall apply to successive or a series of related reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances. If this Section 3(f) applies to any event or occurrence, then the other provisions of Section 3(b) shall not apply to the issuance of securities pursuant to such event or occurrence, provided that such other provisions shall continue to apply to all other issuances.

The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act except pursuant to the Registration Rights Agreement); and (ii) will list the Common Stock required to be issued and delivered upon conversion of this Security, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any national securities exchange, to qualify the Common Stock for quotation on the Nasdaq Stock Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

REPURCHASE AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

In the event that a Change of Control shall occur, the Holder of this Security shall have the right (the "Change of Control Repurchase Right"), at the Holder's option, but subject to the provisions of Sections 4(b) and 4(d), to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, this Security or any portion of the principal amount hereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder (provided that this Security may not be repurchased in part unless the portion of the principal amount hereof to be outstanding after such repurchase is equal to $1,000 (or an integral multiple thereof)) on the date (the "Change of Control Repurchase Date") on which the Change of Control is consummated at a purchase price equal to 110% of the principal amount hereof to be repurchased (the "Change of Control Repurchase Price"), plus accrued and unpaid interest and Liquidated Damages, if any, thereon to, but excluding, the Change of Control Repurchase Date; provided, however, that if the Change of Control Repurchase
                 --------  -------
Date is an Interest Payment Date, installments of interest and Liquidated Damages, if any, on this Security shall be payable to the Holder of this Security, or one or more predecessor Securities, registered as such on the relevant Regular Record Date according to the terms and the provisions of
Section 2; provided, further, that in the event that the proposed consummation
           --------  -------
of a Change of Control is not publicly announced at least 15 days prior to the consummation of such Change of Control, the Change of Control Repurchase Date with respect to such Change of Control shall be the date that is 15 days after the date of such public announcement. To the extent permitted by applicable law, the Company's payment of the Change of Control Repurchase Price shall have priority over the Company's payments to its stockholders in connection with a Change of Control.

No sooner than 15 days nor later than 10 days prior to the expected date of consummation of a Change of Control, but in no event prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). The Change of Control Notice shall include a form of notice (which shall be in substantially the form included in Exhibit B hereto) (the "Change of
                                               ---------
Control Repurchase Notice") to be completed by the Holder and delivered to the Company pursuant to Section 4(d), and shall state the following:
that it is a Change of Control Notice pursuant to this Section 4;
the events causing the Change of Control and the expected date of such Change of Control;
the procedures with which such Holder must comply to exercise its right to have this Security repurchased pursuant to Section 4(a), including the date by which the completed Change of Control Repurchase Notice and this Security must be delivered to the Company in order to have it repurchased by the Company pursuant to Section 4(a), the address for delivery, the existence of the Holder's conversion rights pursuant to Section 3, including that the Holder's right to convert its Security will terminate on the close of business on the Business Day immediately prior to the Change of Control Repurchase Date, and the Conversion Price then in effect and any adjustments thereto and that this Security as to which a Change of Control Repurchase Notice has been given may be converted, if it is otherwise convertible pursuant to Section 3, only if the completed and delivered Change of Control Repurchase Notice has been withdrawn in accordance with the terms of this Security;
the expected Change of Control Repurchase Date and the Change of Control Repurchase Price; and that, unless the Company defaults in making payment of such Change of Control Repurchase Price, interest and Liquidated Damages, if any, on this Security, if surrendered for repurchase by the Company, will cease to accrue on and after the Change of Control Repurchase Date.
No failure by the Company to give the foregoing Change of Control Notice shall limit the Holder's right to exercise its rights pursuant to Section 4(a) or affect the validity of the proceedings for the repurchase of this Security.

Notwithstanding anything herein to the contrary, any Holder which has delivered a completed Change of Control Repurchase Notice with respect to this Security to the Company shall have the right to withdraw such Change of Control Repurchase Notice by delivery of a written notice of withdrawal delivered to the office of the Company in accordance with the Change of Control Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Change of Control Repurchase Date specifying:

the certificate number, if any, of this Security;
the principal amount of this Security with respect to which such notice of withdrawal is being submitted; and the principal amount, if any, of this Security which remains subject to the original Change of Control Repurchase Notice and which has been or will be delivered for repurchase by the Company.

To exercise a Change of Control Repurchase Right pursuant to Section 4(a), a Holder must deliver to the Company at its Designated Office on or prior to the close of business on the Business Day prior to the Change of Control Repurchase Date the following: a completed Change of Control Repurchase Notice, the form of which is contained in Exhibit B hereto; and
                      ---------
this Security, with, if the Company so requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company duly executed by, the Holder or such Holder's attorney duly authorized in writing.

If the Holder has exercised its rights pursuant to Section 4(a) and has satisfied the conditions for the exercise of such rights in accordance with
Section 4(d), then the Company shall, prior to 10:00 a.m. (New York City time) on the Change of Control Repurchase Date, pay the Change of Control Repurchase Price and accrued interest to, but excluding, the Change of Control Repurchase Date and any Liquidated Damages with respect to any Security or portion of such Security to the Holder in the manner specified in Section 2(e).

The Company will promptly return to the Holder hereof this Security with respect to which a Change of Control Repurchase Notice has been withdrawn in compliance with this Section 4.

If this Security is delivered for repurchase pursuant to Section 4 and is not so paid on the Change of Control Repurchase Date, the principal amount of this Security, together with any premium thereon, shall, until it is paid, bear interest from the Change of Control Repurchase Date to, but not including, the date of actual payment hereunder at the Interest Rate, and this Security shall remain convertible into shares of Common Stock pursuant to Section 3 until this Security shall have been paid.

Upon receipt by the Company of a Change of Control Repurchase Notice with respect to this Security, the Holder of this Security shall (unless such Change of Control Repurchase Notice is withdrawn pursuant to Section 4(c)) thereafter be entitled to receive solely the Change of Control Repurchase Price with respect to this Security, and, if applicable, any accrued and unpaid interest and any Liquidated Damages on this Security, provided that the Company complies with its obligations under this Section 4. If a Change of Control Repurchase Notice has been delivered by the Holder hereof, this Security may not be converted pursuant to Section 3 on or after the date of delivery of the Change of Control Repurchase Notice unless the Change of Control Repurchase Notice has first been validly withdrawn pursuant to Section 4(c).

If this Security is to be repurchased only in part, it shall be surrendered at the Company's Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing) and the Company shall execute and deliver to the Holder, without service charge, a new Security or Securities, of any authorized denomination as requested by the Holder in principal amount equal to, and in exchange for, the portion of the principal of this Security so surrendered that is not repurchased.

COVENANTS OF THE COMPANY.

The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium (if any), interest, Liquidated Damages, if any, and, if applicable, Change of Control Repurchase Price on this Security, at the respective times and in the manner provided for herein.

Unless otherwise permitted herein, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the rights (charter and statutory) of the Company and each Significant Subsidiary; provided, however, that the Company shall not be required to
            --------  -------
preserve any such right if (a) the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holder or (b) the Company or such Significant Subsidiary shall no longer continue to have such right as a result of a good faith, arms-length transaction with a Person that is not an Affiliate of the Company.

The Holder, as the holder of this Note, shall be entitled to such dividends paid and distributions, including any rights offering, made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions; provided, however, that in the event that an adjustment to the
               --------  -------
Conversion Price is made pursuant to Section 3(b) as a result of such dividend or distribution, no payment shall be made to the Holder pursuant to this Section 5(c) as a result of such dividend or distribution. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

The Company covenants that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium (if any), interest or other amounts due on this Security as contemplated herein, whenever enacted, now or at any time hereinafter in force, or which may affect the covenants of performance in this Security and the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted herein to the Holder of this Security, but will suffer and permit the execution of every such power as though no such law had been enacted.

EVENTS OF DEFAULT.

"Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

the Company defaults in the payment of the principal or premium, if any (a "Defaulted Payment"), on any of the Securities when the same becomes due and payable at the Final Maturity Date, upon repurchase or upon declaration, by the Company or otherwise, whether or not such payment is prohibited by Section 8 hereof;
the Company defaults in the payment of an installment of interest or Liquidated Damages, if any, on any of the Securities when the same becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by Section 8;
the failure of the Shelf Registration Statement (as defined in the Registration Rights Agreement) to be declared effective by the SEC on or prior to the date that is 45 Business Days after the Effectiveness Target Date (as defined in the Registration Rights Agreement), or, while the Shelf Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Shelf Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Securities for sale of all of such holder's Registrable Shares (as defined in the Registration Rights Agreement) except, in either case, as permitted in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five consecutive Business Days or for more than an aggregate of 45 Business Days in any 365-day period;
the suspension from trading or failure of the Common Stock to be listed on the Nasdaq Stock Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for more than an aggregate of 30 Business Days in any 365-day period;
a final judgment or judgments for the payment of money aggregating in excess of $5 million in any period of 12 consecutive months are entered against the Company or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided, however, that any judgement which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $5 million amount set forth above so long as the Company provides the Holder with a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within 60 days of the entry of such judgment; the Company fails to perform or observe any other term, covenant or agreement contained in this Security or any material term, covenant, or agreement contained in the Purchase Agreement or the Registration Rights Agreement and, in any case, the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the holders of at least 25% in aggregate principal amount of the outstanding Securities;
the Company, a Significant Subsidiary, or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary (A) fails to make any payment at maturity, including any grace period, in respect of any obligation for borrowed money evidenced by an Instrument in an outstanding principal amount in excess of $2 million and such failure continues without such Indebtedness having been discharged within 30 days after written notice to the Company by the holders of at least

25% in aggregate principal amount of the outstanding Securities or (B) defaults with respect to any Instrument, which default results in the acceleration of Indebtedness represented by such Instrument in an amount in excess of $2 million without such acceleration having been cured, waived, rescinded or annulled within 30 days after written notice to the Company by the holders of at least 25% in aggregate principal amount of the outstanding Securities;
the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or the commencement by the Company or any Significant Subsidiary, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary expressly in furtherance of any such action.
A default under clause (6) or (7) above is not an Event of Default until the holders of at least 25% of the principal amount of the Securities at the time outstanding notify the Company, of the default and the Company does not cure such default (and such default is not waived) within the time specified in clause (6) or (7) above after actual receipt of such notice. Any such notice must specify the default, demand that it be remedied and state that such notice is a "Notice of Default".

If an Event of Default (other than an Event of Default specified in Section 6(a)(8) or 6(a)(9) hereof with respect to the Company) occurs and is continuing, the holders of at least 25% in principal amount of the outstanding Securities, by written notice to the Company, may declare due and payable the principal and premium, if any, of this

Security and all other outstanding Securities, plus any accrued and unpaid interest and Liquidated Damages, if any, to the date of payment. Upon a declaration of acceleration, such principal and premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, to the date of payment shall be immediately due and payable.
If an Event of Default specified in Section 6(a)(8) and 6(a)(9) occurs with respect to the Company, the principal and premium, if any, and accrued and unpaid interest and Liquidated Damages, if any, on this Security shall become and be immediately due and payable, without any declaration or other act on the part of the Holder.
The holders of not less than 60% of the principal of the outstanding Securities may, on behalf of the holders of all of the Securities, rescind and annul an acceleration and its consequences (including waiver of any defaults) if:
all existing Events of Default, other than the nonpayment of a Defaulted Payment on this Security and any of the other Securities that have become due solely because of the acceleration, have been remedied, cured or waived, and the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; provided, however, that in the event such declaration of
                        --------  -------
acceleration has been made based on the existence of an Event of Default under
Section 6(a)(7) and the default with respect to the Instrument for money borrowed which gave rise to such Event of Default has ceased or been cured, waived, rescinded or annulled, then such Event of Default shall be deemed to be likewise cured and any acceleration with respect thereto rescinded. No such rescission shall affect any subsequent default or impair any right consequent thereon.

If an Event of Default with respect to this Security occurs and is continuing, the Holder may pursue any available remedy by proceeding at law or in equity (including a decree of specific performance and/or other injunctive relief) to collect the Defaulted Payment or interest or any other amount due and payable on this Security or to enforce the performance of any provision of this Security.

Notwithstanding any other provision in this Security, the Holder of this Security shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, Change of Control Repurchase Price, interest or Liquidated Damages, if any, in respect of the Securities held by the Holder, on or after the respective due dates, to convert the Securities in accordance with Section 3 or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of the Holder. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

If the Holder of this Security has instituted any proceeding to enforce any right or remedy under this Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Holder shall continue as though no such proceeding had been instituted.

Except as otherwise provided herein, no right or remedy conferred in this Security upon the Holder is intended to be exclusive of any other right or remedy available to the Holder under this Security, the Warrants, the Purchase Agreement and the Registration Rights Agreement, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. The Company acknowledges that in the event that the Company breaches its obligation to deliver shares of Common Stock upon the conversion of this Security in accordance with Section 3 such breach will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate; therefore, the Company agrees that in the event of any such breach or threatened breach, the Holder shall be entitled to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

No delay or omission of the Holder of this Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Section 6 or by law or in equity to the Holder may be exercised from time to time, and as often as may be deemed expedient, by the Holder.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Security; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holder hereof, but will suffer and permit the execution of every such power as though no such law had been enacted.

CONSOLIDATION, MERGER, ETC.

The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person unless:
in the event that the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership, limited liability company or other business entity organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, which shall, prior to or upon the consummation of such transaction, expressly assume, if other than the Company, by an agreement supplemental hereto, executed and delivered to the Holder of this Security in form satisfactory to the Holder, the due and punctual payment of the principal of and any interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including without limitation the conversion, purchase, repurchase and redemption rights provided herein; and immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 7(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

SUBORDINATION.
               The Company covenants and agrees, and the Holder of this Security by its acceptance hereof likewise covenants and agrees, that this Security is subject to the provisions of the Subordination Agreement attached hereto as Exhibit C (the "Subordination Agreement"), entered into between Silicon Valley
---------
Bank and the initial Holder of this Security, and each other Person holding this Security, whether upon original issue or upon transfer, assignment or exchange hereof, accepts and agrees to be bound by the provisions of the Subordination Agreement and, to the extent required by such Subordination Agreement, agrees to execute a copy of Subordination Agreement in favor of Silicon Valley Bank or its successors and assigns.

DEFINITIONS. Unless otherwise defined in this Security, the following capitalized terms shall have the following respective meanings when used herein:
"Additional Shares" means shares of Common Stock other than shares of Common
Stock: (i) issued or deemed to have been issued by the Company to officers, directors, or employees of, or consultants to, the Company pursuant to a stock grant, stock option or purchase plan or other employee stock incentive or similar agreement approved by the Board of Directors (each, an "Approved Stock Plan"); (ii) issued or deemed to have been issued to vendors, customers, lenders, suppliers, or equipment lessors upon terms approved by the Board of Directors (or, if any such entity is an Affiliate of the Company, upon terms approved by a majority of the disinterested members of the Board of Directors) the principal purpose of which is other than to raise capital; (iii) issued or deemed to have been issued upon issuance of the Securities or the Warrants, or issued upon conversion of the Securities or exercise of the Warrants or for the payment of interest on the Securities in accordance with Section 2 hereof; (iv) issued upon exercise of Options or Convertible Securities that are outstanding on the date immediately preceding the Closing Date, provided that such issuance
                                                    --------
of shares of Common Stock
upon exercise of such Options or Convertible Securities is made pursuant to the terms of such Options or Convertible Securities in effect on the date immediately preceding the Closing Date and such Options or Convertible Securities are not amended after the date immediately preceding the Closing Date other than with respect to Options originally issued pursuant to an Approved Stock Plan; (v) issued or deemed to have been issued to the public pursuant to an underwritten offering registered pursuant to the Securities Act (but in all events excluding offerings pursuant to "equity lines" or similar products); (vi) for which adjustment of the Conversion Price is made pursuant to Section 3(b)(1) or 3(b)(2) or which are issued to holders of the Securities as a result of an adjustment to the Conversion Price pursuant to Section 3(b)(3); (vii) in connection with a joint venture agreement (including the grant or exercise of any call right or put right with respect to such joint venture) or strategic partnership or acquisition agreement upon the terms approved by the Board of Directors (viii) issued or deemed to have been issued in connection with a transaction covered by Rule 145 under the 1933 Act or any other merger, acquisition or asset purchase, or the resale of securities issued in any such transaction, or (ix) issued or deemed to have been issued in connection with the rights issued under the Company's Rights Plan. "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Board of Directors" means the board of directors of the Company or any authorized committee of the board of directors.
"Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which the banking institutions in the State of New York are authorized or obligated by law or executive order to close or be closed. "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.
A "Change in Control" shall be deemed to have occurred if any of the following occurs after the date hereof:
               (1) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
               (2) the sale or transfer of all or substantially all of the Company's assets; or
               (3) the consummation of a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock (other than a purchase or tender or exchange offer made by the Company or any of its subsidiaries that does not result in the transaction constituting a "Rule 13e-3 transaction" for purposes of Rule 13e-3 under the Exchange Act). "Closing Bid Price" means, as of any date, the last reported bid price per share of the Common Stock for such date on the Nasdaq National Market (the "NNM") or, if the Common Stock is not listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on the NNM or any national securities exchange, the last reported bid price per share of the Common Stock as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the average of the closing bid prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Securities representing a majority of the aggregate principal amount of the Securities then outstanding, provided
                                                                      --------
that any dispute as to such Closing Bid Price shall be determined by the Company and the holders in accordance with Section 10(d).
"Closing Date" means the date of the closing of the purchase and sale of the Securities and Warrants pursuant to the Purchase Agreement.
"Closing Price" means, as of any date, the last reported sales price per share of Common Stock on such date or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on the Nasdaq National Market (the "NNM") or, if the Common Stock is not listed or admitted to trading on the NNM, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on the NNM or any national securities exchange, the last reported sales price of the Common Stock as quoted on NASDAQ or, in case no reported sales take place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Common Stock is not quoted on NASDAQ or any comparable system, the closing sales price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Securities representing a majority of the aggregate principal amount of the Securities then outstanding, provided that any
                                                               --------
dispute as to such Closing Price shall be determined by the Company and the holders in accordance with Section 10(d).
"Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities and Exchange Act of 1934, as amended, or the Securities Act, whichever is the relevant statute for the particular purpose.
"Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 3(f) hereof, shares assumable on conversion of the Securities shall include only shares of the class designated as Common Stock, no par value per share, of the Company at the date of execution of this Security or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such
                --------
resulting class, the shares of each such class then so assumable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
"Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.
"Current Market Price" means the lesser of (a) the average of the Volume Weighted Average Prices of the Common Stock for the 10 consecutive Trading Days ending on the fifth Trading Day immediately preceding the Interest Payment Date and (b) the Closing Bid Price of the Common Stock on the Trading Day prior to the Interest Payment Date. For purposes of determining the Current Market Price, such determination shall be appropriately adjusted by the Board of Directors in good faith for any stock dividend, stock split or other similar transaction during such period.
"Defaulted Payment" has the meaning set forth in Section 6(a)(1) hereof. "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
"fair market value" shall, except as otherwise specifically defined elsewhere, mean, if there is a current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.
"Final Maturity Date" has the meaning set forth in Section 2(a) hereof.
"Fully Diluted Common Stock" for purposes of Section 3(b) hereof shall mean the number of shares of Common Stock outstanding immediately prior to such issue calculated on a fully diluted basis, as if all the Securities and all Convertible Securities had been fully converted into, or exchanged for, shares of Common Stock immediately prior to such issuance and any outstanding warrants (including the Warrants), options or other rights for the purchase of either shares of Common Stock or Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into, or exchanged for, shares of Common Stock, if so convertible or exchangeable) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to the Securities, Convertible Securities, or outstanding options, warrants (including the Warrants), or other rights for the purchase of shares of Common Stock or Convertible Securities, solely as a result of the adjustment of the Conversion Price (or other conversion ratios) pursuant to Section 3 hereof resulting from the issuance of the Additional Shares causing the adjustment in question.
"Holder" means the person in whose name this Security is registered on the Note Register.
"Indebtedness" means, with respect to any Person, at any date of determination (without duplication):

all obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of the Company in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances,

all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person, all obligations of such Person (contingent or otherwise) with respect to an interest rate swap, cap or collar agreement or other similar instrument or agreement,

all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), any indebtedness or other obligations described in clauses (a) through (e) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).
"Instrument" means any bond, debenture, note or similar instrument.
"Interest Conversion Price" means, as of any Interest Payment Date, an amount equal to 90% of the Current Market Price on such date.
"Liquidated Damages" means all amounts, if any, payable pursuant to Section 3 of the Registration Rights Agreement.

"Note Register" means the register or other ledger maintained by the Company that records the record owners of the Securities.
"Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.
"Person" or "person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
"Purchase Agreement" means the Securities Purchase Agreement entered into between the Company and the initial holder of this Security relating to the sale and purchase of this Security and Warrants.
"Registration Rights Agreement" means the Resale Registration Rights Agreement, dated as of August 14, 2002, between the Company and the initial holders of the Securities.
"Rights Plan" means the Preferred Stock Rights Agreement, dated as of September 26, 2000, between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent.
"Securities" means the 7% Convertible Subordinated Notes of the Company due August 15, 2005 or any of them (each, a "Security"), as amended or supplemented from time to time, initially issued on August 14, 2002.
"Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.
 "Share Delivery Date" has the meaning set forth in Section 3(a)(1) hereof. "Significant Subsidiary" has the meaning assigned to it under Rule 1-02(w) of Regulation S-X promulgated by the Commission.
"Subordination Agreement" has the meaning set forth in Section 8 hereof. "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.
"Trading Day" means, with respect to any security, a day during which trading in the security generally occurs on the Nasdaq National Market or, if the security is not quoted on the Nasdaq National Market, on the principal other national or regional securities exchange on which the security then is listed or, if the security is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System, or on the principal other market on which the security is then traded; provided, however, that "Trading Day shall not include any day during which trading in the security is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).
"Warrants" mean the warrants to purchase Common Stock or any of them (each a "Warrant") issued to the initial holders of the Securities upon the closing of the sale of the Securities.
"Volume Weighted Average Price" shall mean, for any security as of any date, the dollar volume-weighted average price for such security on the Nasdaq Stock Market during the period beginning at 9:30 a.m., New York City Time, on such date and ending at 4:00
p.m., New York City Time, on such date as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security on the principal national securities exchange on which the Common Stock is listed or admitted to trading during the period beginning at 9:30 a.m., New York City Time, on such date and ending at 4:00 p.m., New York City Time, on such date as reported by Bloomberg through its "Volume at Price" function or, if neither of the foregoing applies, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time, on such date and ending at 4:00 p.m., New York City Time, on such date as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., for such date. If the Volume Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Volume Weighted Average Price of such security on such date shall be the fair value of such Security as mutually determined by the Company and the holders of Securities representing a majority of the aggregate principal amount of the Securities then outstanding, provided that any dispute as to such Volume Weighted Average Price shall be
--------
determined by the Company and the holders in accordance with Section 10(d). "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

MISCELLANEOUS.

The Company will give prompt written notice to the Holder of this Security of any change in the location of the Designated Office. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Security must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered by regular mail;
(iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Company:

               Genus, Inc.
               1139 Karlstad Drive
               Sunnyvale, CA 94089
               Telephone: (408) 747-7140
               Facsimile: (408) 747-7199
               Attention: Shum Mukherjee, CFO
with a copy to:
               Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, California 94304
               Telephone: (650) 493-9300
               Facsimile: (650) 493-6811
               Attention: Mark Reinstra, Esq.

If to the Holder:

               To its address and facsimile number set forth on the signature page to the Purchase Agreement executed by it, with copies to the Holder's representatives as set forth thereon, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(3) The transfer of this Security is registrable on the Note Register upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith in the event that the Holder requests that this Security or the Common Stock issuable hereunder be issued in the name of someone other than the Holder. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Security and the Common Stock issuable upon conversion of this Security have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Security nor the Common Stock issuable upon conversion of this Security nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "Transfer") in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. The Holder by its acceptance of this Security or the Common Stock issuable upon conversion of this Security agrees that it shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of this Security, other than for conversions pursuant to the terms hereof, or any portion thereof or interest therein other than in a minimum denomination of $_______ principal amount (or any integral multiple of $100,000 in excess thereof) and then (other than with respect to a Transfer pursuant to a registration statement that is effective at the time of such Transfer) only (a) to the Company, (b) to an Affiliate of the Holder, (c) to a person it reasonably believes to be an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, or (d) pursuant to a transaction in compliance with Rule 144 under the Securities Act, and in the case of (b) and (c) above in which the transferor furnishes the Company with such certifications, legal opinions or other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
Upon presentation of this Security for registration of transfer at the Designated Office accompanied by (i) certification by the transferor that such transfer is in compliance with the terms hereof and (ii) by a written instrument of transfer in a form approved by the Company executed by the Holder, in person or by the Holder's attorney thereunto duly authorized in writing, and including the name, address and telephone and fax numbers of the transferee and name of the contact person of the transferee, such Security shall be transferred on the Note Register, and a new Security of like tenor and bearing the same legends shall be issued in the name of the transferee and sent to the transferee at the address and c/o the contact person so indicated. Transfers and exchanges of Securities shall be subject to such additional restrictions as are set forth in the legends on the Securities and to such additional reasonable regulations as may be prescribed by the Company as specified in Section 10(b)(2) hereof. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note register.
Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Security, and in the case of loss, theft or destruction, receipt of indemnity reasonably satisfactory to the Company and upon surrender and cancellation of this Security, if mutilated, the Company will deliver a new Security of like tenor and dated as of such cancellation, in lieu of such Security.
The Holder represents that it is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act. The Holder has been advised that this Security has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The Holder has not been formed solely for the purpose of making this investment and is acquiring the Security for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof.
Such Purchaser understands that:
until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision), this Security (and all securities issued in exchange therefor or in substitution thereof, other than the Interest Shares or the shares of Common Stock issuable upon conversion of this Security, which shall
      bear the legend set forth in Section 10(b)(6)(B) of this Security, if applicable) shall bear a legend in substantially the
                                following form:
          THE  SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
          THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.
The legend set forth above shall be removed and the Company shall issue a new Security of like tenor and aggregate principal amount, and which shall not bear the restrictive legend required by this Section 10(b)(6)(A), (i) if, in connection with a sale transaction, the Holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of this Security may be made without registration under the Securities Act, or (ii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act in the event that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144; until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision), any stock certificate representing such shares of Common Stock shall bear a legend in substantially the following form unless, in the case of shares of Common Stock issued upon conversion of this Security, the Security submitted for conversion is not required to bear the legend specified in Section 10(b)(6)(A):
          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company shall issue a stock certificate evidencing such shares of Common Stock, as the case may be, without such legend to the holder of the stock certificate evidencing such shares of Common Stock and upon which such legend is stamped, (i) if such shares of Common Stock have been resold or transferred pursuant to the shelf registration statement contemplated by the Registration Rights Agreement and the shelf registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the shares of Common Stock may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of such shares of Common Stock in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144; and
    in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year holding period under Rule
144(k) (or the corresponding holding period under any successor rule), (i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to "two (2) years"
    or the "two-year holding period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.
Neither this Security nor any term hereof may be amended or waived orally or in writing, except that any term of this Security and the other Securities may be amended and the observance of any term of this Security and the other Securities may be waived (either generally or in a particular instance and either retroactively or prospectively), and such amendment or waiver shall be applicable to all of the Securities, upon the approval of the Company and the holders of 60% or more of the outstanding principal amount of all then outstanding Securities; provided, however, that any amendment that would (i)
                        --------  -------
change the maturity of the principal of or any installment of interest on any of the Securities, including any payment of Liquidated Damages with respect to Common Stock issuable upon conversion of the Securities, (ii) reduce the principal amount of, or any premium or interest on, including any payment of Liquidated Damages with respect to Common Stock issuable upon conversion of, any Security, (iii) change the currency of payment of such note or interest thereon,
(iv) impair the right to institute suit for the enforcement of any payment on or with respect to any Security, (v) adversely affect the conversion rights of holders of the Securities other than as provided in Section 3 hereof, (vi) reduce the percentage in aggregate principal amount of Securities outstanding necessary to modify or amend the Securities or to waive any past default; (vii) modify the provisions of the Securities with respect to subordination or seniority of the Securities in a manner adverse to the holders of the Securities in any material respect, (viii) modify the percentage of principal amount of Securities required for the holders of Securities to make a declaration of acceleration pursuant to Section 6(b) or (ix) modify this Section 10(b)(6) shall, in each case, require the approval of the holder of each Security to which such amendment shall apply; provided further that the Company may, without
                                  -------- -------
the consent of any holder of the Securities, amend the Securities for the purpose (i) of adding to the Company's covenants in the Securities for the benefit of the holders of the Securities, (ii) surrendering any right or power conferred upon the Company, (iii) providing for conversion rights of holders of the Securities if any reclassification or change of the Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs, (iv) providing for the assumption of the Company's obligations to the holders of the Securities in the case of a merger, consolidation, conveyance, transfer or lease, (v) reducing the Conversion Price, provided that the reduction will not adversely affect the interests of the holders of the Securities, (vi) curing any ambiguity or correcting or supplementing any defective provision contained in the Securities; provided that such modification or amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the holders of the Securities in any material respect, or (vii) adding or modifying any other provisions with respect to matters or questions arising under the Securities which the Company may deem necessary or desirable and which will not adversely affect the interests of the holders of the Securities. The Company will not amend any provision of any other Security in a manner favorable to any holder thereof unless a similar amendment is made or offered with respect to all of the Securities. Each Holder of this Security by its acceptance hereof acknowledges and agrees that the provisions of the Subordination Agreement are for the benefit of the holders of the Senior Indebtedness (as defined in such Subordination Agreement) and that, accordingly, no provision of Section 8 hereof may be amended or otherwise modified without the prior written consent of each holder of such Senior Indebtedness at such time outstanding.

In any case in which the date of maturity of, the date of payment of any interest or premium on, or the date fixed for repurchase of this Security will not be a Business Day, then payment of such interest or premium on or principal of this Security need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date of maturity, date of payment or date fixed for repurchase, as the case may be, and no interest shall accrue for the period from and after such date.

In the case of a dispute as to the determination of the Closing Bid Price, the Closing Price, the Volume Weighted Average Price, the Conversion Price, the fair market value of assets (other than cash or securities), or the arithmetic calculation of the Change of Control Repurchase Price or the number of Interest Shares or other shares of Common Stock to be issued hereunder, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one Business Day from the manifestation of such dispute to the holders of the Securities. If the Company and the holders of a majority of the aggregate principal amount of Securities then outstanding are unable to agree upon such determination or calculation of the Closing Bid Price, the Closing Price, the Volume Weighted Average Price, the Conversion Price or the fair market value of assets (other than cash or securities), or the arithmetic calculation of the Change of Control Repurchase Price or the number of Interest Shares or other shares of Common Stock to be issued hereunder, as the case may be, within one Business Day of such disputed determination or arithmetic calculation being submitted to the holders, then the Company shall, within 10 Business Days, submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Price, the Volume Weighted Average Price, the Conversion Price or the fair market value of assets (other than cash or securities) to an independent, reputable investment bank selected by the Company and approved by the Holders of a majority of the aggregate principal amount of Securities then outstanding or (b) the disputed arithmetic calculation of the Change of Control Repurchase Price or the number of Interest Shares or other shares of Common Stock to be issued hereunder to the Company's independent, outside accountant. The Company shall make reasonable efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the

Holder of the results no later than 15 Business Days from the date it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The fees and expenses of the accountant or investment bank, as the case may be, shall be paid by the party whose calculation or determination is, on a percentage basis, the least closest to that determined by the accountant or investment bank; provided, however, that
                                                         --------  -------
if each of the amounts originally determined or calculated by the Company and the Holder are at least equal to 80% of the amount calculated or determined by the accountant or investment bank but not more than 120% of the amount calculated or determined by the accountant or investment bank, then the Company and the Holder will each pay one half of the fees and expenses of such accountant of investment bank.

If (a) this Security is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Security or to enforce the provisions of this Security or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Security, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including but not limited to reasonable attorneys fees and disbursements.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.
Dated: August 14, 2002


                                          GENUS, INC.
                                          By:
                                             ---------------------------------
                                          Name: Shum Mukherjee
                                          Title:Chief Financial Officer
Attest:
       ----------------------------------
Name:   Mario M. Rosati
Title:  Secretary

                                    EXHIBIT A

                                CONVERSION NOTICE

The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000) below designated, into Common Stock in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                                             Dated:
                                                   -----------------------------



                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

If shares are to be registered in the name of a Person other than the holder, please print such Person's name and address:


---------------------------------
Name

---------------------------------
Address

---------------------------------
Social Security or other Taxpayer Identification Number, if any
If only a portion of the Securities is to be converted, please indicate:
     1.   Principal amount to be converted: $
                                             ----------------
     2. Principal amount and denomination of Security representing unconverted principal amount to be issued:
Amount: $
         --------
Denominations: $         (any integral multiple of $1,000)
                --------

                                    EXHIBIT B

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE
                             UPON CHANGE OF CONTROL

     1. Pursuant to Section 4(a) of this Security, the undersigned hereby elects to have all or a portion of this Security repurchased by the Company.
     2.   The  undersigned hereby directs the Company to pay [choose one] (a) it
          or  (b)  Name:                     ;  address:
                         --------------------
                                              ;  Social  Security  or  Other
          ------------------------------------
          Taxpayer  Identification  Number,  if  any:             , an amount in
                                                      ------------
          cash equal to the Change of Control Repurchase Price, as provided herein.

                                                 Dated:
                                                       -------------------------

                                                 Holder:
                                                        ------------------------

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

Principal amount to be repurchased
(an integral multiple of $1,000):
                                 -----------------------------
Remaining principal amount following
such repurchase (not less than $1,000):
                                       -----------------------
NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT C

                            SUBORDINATION AGREEMENT